Exhibit (a)(1)(xix)
THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION.
Letter of Transmittal
To Tender Shares of Common Stock
of
LAFARGE NORTH AMERICA INC.
at $82.00 Net Per Share
Pursuant to the Offer to Purchase Dated February 21, 2006
and
the Supplement Thereto Dated April 7, 2006
by
EFALAR INC.
a wholly-owned subsidiary of
LAFARGE S.A.
THE AMENDED OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT
12:00 MIDNIGHT, NEW YORK CITY TIME, ON FRIDAY, APRIL 28, 2006,
UNLESS THE AMENDED OFFER IS EXTENDED.
The Depositary for the Amended Offer is:

By Mail: Computershare Attn: Corp. Actions PO Box 43014 Providence, RI 02940-3014	By Hand: Computershare Attn: Corp. Actions 250 Royall St. Canton, MA 02021	By Overnight Courier: Computershare Attn: Corp. Actions 250 Royall St. Canton, MA 02021
     DELIVERY OF THIS REVISED LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. YOU MUST SIGN THIS REVISED LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND, IF YOU ARE A U.S. HOLDER, (AS THAT TERM IS DEFINED UNDER “IMPORTANT U.S. FEDERAL TAX INFORMATION”), YOU MUST COMPLETE THE ATTACHED SUBSTITUTE W-9. IF YOU ARE A NON U.S.-HOLDER, YOU MUST OBTAIN AND COMPLETE A FORM W-8BEN OR OTHER FORM W-8, AS APPLICABLE.
     PLEASE READ THE INSTRUCTIONS ACCOMPANYING THIS REVISED LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THIS REVISED LETTER OF TRANSMITTAL.

DESCRIPTION OF COMMON SHARES TENDERED

Name(s) and Address(es) of Registered Owner(s)
(If blank, please fill in exactly as name(s)	Common Shares Tendered
appear(s) on share certificate(s))	(Attach additional list if necessary)

Total Number
of Common
Shares
		Represented	Number of	Dividend
	Share	By	Common	Reinvestment
	Certificate	Share	Shares	Shares
	Number(s)*	Certificate(s)*	Tendered**	Tendered***

Total Common Shares Tendered

* Need not be completed by shareholders who deliver common shares by book-entry transfer.
** Unless otherwise indicated, it will be assumed that all Lafarge North America Inc. common shares represented by certificates described above are being tendered hereby. See Instruction 4.
*** If any common shares being tendered are common shares held by the Transfer Agent pursuant to Lafarge North America Inc.’s dividend reinvestment plan, the shareholder should so indicate on page 4.

      You have received this revised (pink) Letter of Transmittal in connection with the amended offer of Efalar Inc., a Delaware corporation and a wholly-owned subsidiary of Lafarge S.A., a French société anonyme, to purchase all outstanding common shares, par value $1.00 per share, of Lafarge North America Inc., a Maryland corporation, other than common shares owned by Lafarge S.A. or its subsidiaries, at the increased price of $82.00 per share, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated February 21, 2006, as amended by amendments to the Schedule TO filed by Lafarge S.A. with the Securities and Exchange Commission, the Supplement to the Offer to Purchase, dated April 7, 2006, and this revised (pink) Letter of Transmittal.
      Either this revised (pink) Letter of Transmittal or the original (yellow) Letter of Transmittal previously circulated may be used by shareholders of Lafarge North America Inc. to deliver to the Depositary common shares of Lafarge North America Inc. represented by stock certificates for tender and to deliver uncertificated common shares held by the Lafarge North America Inc.’s transfer agent pursuant to Lafarge North America Inc.’s dividend reinvestment plan. If you are delivering your Lafarge North America Inc. common shares by book-entry transfer to an account maintained by the Depositary (as defined below) at The Depository Trust Company (“DTC”), you may use either this revised (pink) Letter of Transmittal or the original (yellow) Letter of Transmittal previously circulated or you may use an Agent’s Message (as defined in Instruction 2 below). In this document, shareholders who deliver certificates representing their Lafarge North America Inc. common shares are referred to as “Certificate Stockholders.” Shareholders who deliver their Lafarge North America Inc. common shares through book-entry transfer are referred to as “Book-Entry Stockholders.”
      Holders of common shares who have previously validly tendered common shares using the original (yellow) Letter of Transmittal or (blue) Notice of Guaranteed Delivery, and who have not withdrawn such common shares, have validly tendered such common shares for purposes of the amended offer and need not take any further action in order to receive the increased price of $82.00 per common share pursuant to the amended offer. Tendering shareholders may continue to use the original (yellow) Letter of Transmittal and the original (blue) Notice of Guaranteed Delivery previously circulated with the Offer to Purchase or they may use the revised (pink) Letter of Transmittal and the revised (green) Notice of Guaranteed Delivery circulated with the Supplement (as defined herein). Although the original (yellow) Letter of Transmittal previously circulated with the Offer to Purchase refers only to the Offer to Purchase (and not the Supplement), shareholders using such document to tender their common shares will nevertheless be deemed to be tendering pursuant to the amended offer and will receive the amended offer price of $82.00 per common share described in the Supplement if common shares are accepted for payment pursuant to the amended offer.
      If certificates for your Lafarge North America Inc. common shares are not immediately available or you cannot deliver your certificates and all other required documents to the Depositary on or prior to the expiration date of the amended offer, or you cannot comply with the book-entry transfer procedure on a timely basis, you may nevertheless tender your Lafarge North America Inc. common shares according to the guaranteed delivery procedure set forth in “THE OFFER — Section 3. Procedure for Accepting The Amended Offer and Tendering Common Shares” in the Supplement. See Instruction 2. The term “Expiration Date” means 12:00 midnight, New York City time, on Friday, April 28, 2006, or, if the Amended Offer is extended, the latest time and date at which the Amended Offer, as extended, will expire. Delivery of documents to DTC will not constitute delivery to the Depositary.

☐	CHECK HERE IF TENDERED COMMON SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING (ONLY FINANCIAL INSTITUTIONS THAT ARE PARTICIPANTS IN DTC MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):
Name of Tendering Institution:

DTC Participant Number:

Transaction Code Number:

☐	CHECK HERE IF TENDERED COMMON SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.
Name(s) of Registered Owner(s):

Window Ticket Number (if any) or DTC Participant Number:

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution which Guaranteed Delivery:

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:
      The undersigned hereby tenders to Efalar Inc., a Delaware corporation (“Purchaser”) and a wholly-owned subsidiary of Lafarge S.A., a French société anonyme (“Parent”), the above-described shares of common stock, par value $1.00 per share (the “Common Shares”), of Lafarge North America Inc., a Maryland corporation (the “Company”), pursuant to Purchaser’s offer to purchase all outstanding Common Shares not already owned by Parent or its subsidiaries, at a price of $82.00 per Common Share, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated February 21, 2006, as amended by amendments to the Schedule TO filed by Parent with the Securities and Exchange Commission (as so amended, the “Offer to Purchase”), the Supplement to the Offer to Purchase, dated April 7, 2006 (the “Supplement”) and in this revised (pink) Letter of Transmittal (which, together with the Offer to Purchase, as amended or supplemented from time to time, collectively constitute the “Amended Offer”). Receipt of the Amended Offer is hereby acknowledged. Purchaser reserves the right to transfer or assign, in whole or in part and from time to time, to one or more of its affiliates, the right to purchase all or any portion of the Common Shares tendered herewith.
      On the terms and subject to the conditions of the Amended Offer (including, if the Amended Offer is extended or amended, the terms and conditions of such extension or amendment), subject to, and effective upon, acceptance for payment and payment for the Common Shares validly tendered herewith in accordance with the terms of the Amended Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser, all right, title and interest in and to all of the Common Shares being tendered hereby and any and all cash dividends, distributions, rights, other Common Shares or other securities issued or issuable in respect of such Common Shares on or after the date hereof, other than the regular quarterly dividend of $0.24 per Common Share already declared and paid on March 1, 2006 (collectively, “Distributions”). In addition, the undersigned irrevocably appoints Computershare Shareholder Services, Inc. (the “Depositary”) the true and lawful agent and attorney-in-fact of the undersigned with respect to such Common Shares and any Distributions with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to the fullest extent of such shareholder’s rights with respect to such Common Shares and any Distributions (a) to deliver certificates representing Common Shares (“Share Certificates”) and any Distributions, or transfer ownership of such Common Shares and any Distributions on the account books maintained by DTC, together, in either such case, with all accompanying evidence of transfer and authenticity, to or upon the order of Purchaser, (b) to present such Common Shares and any Distributions for transfer on the books of the Company and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Common Shares and any Distributions, all in accordance with the terms and subject to the conditions of the Amended Offer.
      The undersigned hereby irrevocably appoints each of the designees of Purchaser the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the full extent of such shareholder’s rights with respect to the Common Shares tendered hereby which have been accepted for payment and with respect to any Distributions. The designees of Purchaser will, with respect to the Common Shares and any associated Distributions for which the appointment is effective, be empowered to exercise all voting and any other rights of such shareholder, as they, in their sole discretion, may deem proper at any annual, special, adjourned or postponed meeting of the Company’s shareholders, by written consent in lieu of any such meeting or otherwise. This proxy and power of attorney shall be irrevocable and coupled with an interest in the tendered Common Shares. Such appointment is effective when, and only to the extent that, Purchaser accepts the Common Shares tendered with this revised Letter of Transmittal for payment pursuant to the Amended Offer. Upon the effectiveness of such appointment, without further action, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Common Shares and any associated Distributions will be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective). Purchaser reserves the right to require that, in order for Common Shares to be deemed validly tendered, immediately upon Purchaser’s acceptance for payment of such Common Shares, Purchaser must be able to exercise full voting, consent and other rights, to the extent permitted under applicable law, with respect to such Common Shares and any associated Distributions, including voting at any meeting of shareholders or executing a written consent concerning any matter.
      The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Common Shares and any Distributions tendered hereby and, when the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim. The undersigned hereby represents and warrants that the undersigned is the registered owner of the Common Shares or the Share Certificate(s) have been endorsed to the undersigned in blank or the undersigned is a participant in DTC whose name appears on a security position listing as the owner of the Common Shares. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Common Shares and any Distributions tendered hereby. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of Purchaser any and all Distributions in respect of the Common Shares tendered hereby, accompanied by appropriate documentation of transfer and, pending such remittance or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of any such Distributions and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by Purchaser in its sole discretion.
      It is understood that the undersigned will not receive payment for the Common Shares unless and until the Common Shares are accepted for payment and until the Share Certificate(s) owned by the undersigned are received by the Depositary at the address set forth above, together with such additional documents as the Depositary may require, or, in the case of Common Shares held in book-entry form, ownership of Common Shares is validly transferred on the account books maintained by DTC, and until the same are processed for payment by the Depositary. It is understood that the method of delivery of the Share Certificate(s) and all other required documents is at the option and risk of the undersigned and that the risk of loss of such Share Certificate(s) shall pass only after the Depositary has actually received the Share Certificate(s).
      All authority conferred or agreed to be conferred pursuant to this revised Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase and the Supplement, this tender is irrevocable.
      Acceptance for payment by Purchaser of Common Shares tendered pursuant to the procedure described under “THE OFFER — Section 3. Procedure for Accepting The Amended Offer and Tendering Common Shares” in the Supplement will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Amended Offer. Without limiting the foregoing, if the Amended Offer Price to be paid in the Amended Offer is amended, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this revised Letter of Transmittal. Under certain circumstances set forth in the Offer to Purchase and the Supplement, Purchaser may not be required to accept for payment any of the Common Shares tendered hereby.
      Unless otherwise indicated herein under “Special Payment Instructions,” please issue the check for the purchase price and/or return any Share Certificates representing Common Shares not tendered or accepted for payment in the name(s) of the registered owner(s) appearing under “Description of Common Shares Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the purchase price and/or return any Share Certificates representing Common Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered owner(s) appearing under “Description of Common Shares Tendered.” In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or issue any Share Certificates representing Common Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such Share Certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Unless otherwise indicated herein in the box titled “Special Payment Instructions,” please credit any Common Shares tendered hereby or by an Agent’s Message and delivered by book-entry transfer, but which are not purchased, by crediting the account at DTC designated above. Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Common Shares from the name of the registered owner thereof if Purchaser does not accept for payment any of the Common Shares so tendered. The “Special Payment Instructions” and the “Special Delivery Instructions” are not applicable to Common Shares tendered pursuant to the Company’s dividend reinvestment plan, which Common Shares may be tendered hereby.
      THE UNDERSIGNED TENDER ALL UNCERTIFICATED SHARES THAT MAY BE HELD IN THE NAME OF THE REGISTERED HOLDER(S) BY THE COMPANY’S TRANSFER AGENT PURSUANT TO THE COMPANY’S DIVIDEND REINVESTMENT PLAN.
                     Yes            No
      Note: If you do not check either of the spaces above, uncertificated Common Shares, if any, held in the name of the registered holder(s) by the Company’s transfer agent pursuant to the Company’s dividend reinvestment plan will NOT be tendered.

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)
      To be completed ONLY if Share Certificate(s) representing Common Shares not tendered or not accepted for payment and/or the check for the purchase price of Common Shares accepted for payment are to be issued in the name of someone other than the undersigned or if Common Shares tendered by book-entry transfer which are not accepted for payment are to be returned by credit to an account maintained at DTC other than that designated above.
Issue: ☐ Check and/or ☐  Share Certificates to:
Name:

(Please Print)
Address:

(Include Zip Code)

(Tax Identification or Social Security Number)

☐	Credit Common Shares tendered by book-entry transfer that are not accepted for payment to the DTC account set forth below.

(DTC Account Number)
SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)
      To be completed ONLY if Share Certificate(s) representing Common Shares not tendered or not accepted for payment and/or the check for the purchase price of Common Shares accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown in the box titled “Description of Common Shares Tendered” above.
Deliver: ☐ Check and/or ☐  Share Certificates to:
Name:

(Please Print)
Address:

(Include Zip Code)

IMPORTANT — SIGN HERE
(U.S. Holders Please Also Complete Substitute Form W-9 Below)
(Non-U.S. Holders Please Obtain and Complete Form W-8BEN or Other Form W-8)
(Must be signed by registered owner(s) exactly as name(s) appear(s) on Share Certificate(s) or on a security position listing or by person(s) authorized to become registered owner(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

Signature(s) of Stockholder(s)
Dated: ______________________________ , 2006
Name(s)

(Please Print)
Capacity (full title):

Address:

(Include Zip Code)
Area Code and Telephone Number:

Tax Identification or
Social Security No.:

GUARANTEE OF SIGNATURE(S)
For use by Eligible Institutions only. Place medallion guarantee in space below.
See Instructions 1 and 5
Name of Firm:

Address:

(Include Zip Code)
Authorized Signature:

Name:

(Please Type or Print)
Area Code and Telephone Number:

Dated: ______________________________ , 2006

INSTRUCTIONS
Forming Part of the Terms and Conditions of the Amended Offer
      1.     Guarantee of Signatures. Except as otherwise provided below, all signatures on this revised Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc., including the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program and the Stock Exchange Medallion Program (each, an “Eligible Institution”). Signatures on this revised Letter of Transmittal need not be guaranteed (a) if this revised Letter of Transmittal is signed by the registered owner(s) (which term, for purposes of this document, includes any participant in DTC whose name appears on a security position listing as the owner of the Common Shares) of Common Shares tendered herewith and such registered owner has not completed the box titled “Special Payment Instructions” or the box titled “Special Delivery Instructions” on this revised Letter of Transmittal or (b) if such Common Shares are tendered for the account of an Eligible Institution. See Instruction 5.
      2.     Delivery of this revised Letter of Transmittal and Certificates or Book-Entry Confirmations. This revised Letter of Transmittal is to be used (a) if Share Certificates are to be forwarded herewith, or (b) if uncertificated Common Shares held by the Company’s transfer agent pursuant to the Company’s dividend reinvestment plan are to be tendered, or (c) unless an Agent’s Message is utilized, if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth in “THE OFFER — Section 3. Procedure for Accepting The Offer and Tendering Common Shares.” A manually executed facsimile of this document may be used in lieu of the original. Share Certificates representing all physically tendered Common Shares, or confirmation of any book-entry transfer into the Depositary’s account at DTC of Common Shares tendered by book-entry transfer (“Book Entry Confirmation”), as well as this revised Letter of Transmittal properly completed and duly executed with any required signature guarantees, unless an Agent’s Message in the case of a book-entry transfer is utilized, and any other documents required by this revised Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein on or prior to the expiration date. Please do not send your share certificates directly to Parent, Purchaser or the Company.
      Shareholders whose Share Certificates are not immediately available or who cannot deliver all other required documents to the Depositary (other than uncertificated Common Shares held by the Company’s transfer agent pursuant to the Company’s dividend reinvestment plan) on or prior to the Expiration Date or who cannot comply with the procedure for book-entry transfer on a timely basis, may nevertheless tender their Common Shares by properly completing and duly executing either the original (blue) Notice of Guaranteed Delivery circulated with the Offer to Purchase or the revised (green) Notice of Guaranteed Delivery circulated with the Supplement pursuant to the guaranteed delivery procedure set forth in “THE OFFER — Section 3. Procedure for Accepting The Offer and Tendering Common Shares” in the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery (either the original (blue) or revised (green) version) substantially in the form provided by Purchaser must be received by the Depositary prior to the expiration date and (c) Share Certificates representing all tendered Common Shares, in proper form for transfer (or a Book Entry Confirmation with respect to such Common Shares), as well as a revised Letter of Transmittal, properly completed and duly executed with any required signature guarantees (unless, in the case of a book-entry transfer, an Agent’s Message is utilized), and all other documents required by this revised Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery.
      A properly completed and duly executed revised (pink) Letter of Transmittal or original (yellow) Letter of Transmittal must accompany each such delivery of Share Certificates to the Depositary.
      The term “Agent’s Message” means a message, transmitted by DTC to, and received by, the Depositary and forming part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the participant in DTC tendering the Common Shares which are the subject of such Book-Entry Confirmation that such participant has received and agrees to be bound by the terms of the revised Letter of Transmittal and that Purchaser may enforce such agreement against the participant.

      THE METHOD OF DELIVERY OF THE COMMON SHARES, THIS REVISED LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER. DELIVERY OF ALL SUCH DOCUMENTS WILL BE DEEMED MADE AND RISK OF LOSS OF THE SHARE CERTIFICATES SHALL PASS ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, RECEIPT OF A BOOK-ENTRY CONFIRMATION). IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT ALL SUCH DOCUMENTS BE SENT BY PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.
      No alternative, conditional or contingent tenders will be accepted and no fractional Common Shares will be purchased. All tendering shareholders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance of their Common Shares for payment.
      All questions as to validity, form and eligibility of the surrender of any Share Certificate hereunder will be determined by Purchaser (which may delegate power in whole or in part to the Depositary) and such determination shall be final and binding. Purchaser reserves the right to waive any irregularities or defects in the surrender of any Share Certificate(s). A surrender will not be deemed to have been made until all irregularities have been cured or waived. Purchaser and the Depositary shall make reasonable efforts to notify any person of any defect in any Letter of Transmittal submitted to the Depositary.
      3.     Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Common Shares and any other required information should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this revised Letter of Transmittal is signed.
      4.     Partial Tenders (Applicable to Certificate Stockholders Only). If fewer than all the Common Shares evidenced by any Share Certificate delivered to the Depositary are to be tendered, fill in the number of Common Shares that are to be tendered in the box titled “Number of Common Shares Tendered.” In such cases, new certificate(s) for the remainder of the Common Shares that were evidenced by the old certificate(s) but not tendered will be sent to the registered owner, unless otherwise provided in the appropriate box on this revised Letter of Transmittal, as soon as practicable after the Expiration Date. All Common Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.
      5.     Signatures on Revised Letter of Transmittal; Stock Powers and Endorsements. If this revised Letter of Transmittal is signed by the registered owner(s) of the Common Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificate(s) without alteration, enlargement or any other change whatsoever.
      If any of the Common Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this revised Letter of Transmittal.
      If any of the tendered Common Shares are registered in the names of different holder(s), it will be necessary to complete, sign and submit as many separate revised Letters of Transmittal as there are different registrations of such Common Shares.
      If this revised Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Purchaser of their authority so to act must be submitted.
      If this revised Letter of Transmittal is signed by the registered owner(s) of the Common Shares listed and transmitted hereby, no endorsements of Share Certificates or separate stock powers are required unless payment is to be made to, or Share Certificates representing Common Shares not tendered or accepted for payment are to be issued in the name of, a person other than the registered owner(s). Signatures on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.
      If this revised Letter of Transmittal is signed by a person other than the registered owner(s) of the Common Share(s) listed, the Share Certificate(s) must be endorsed or accompanied by the appropriate stock powers, in either case, signed exactly as the name or names of the registered owner(s) or holder(s) appear(s) on the Share Certificate(s). Signatures on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

      6.     Stock Transfer Taxes. Purchaser will pay any stock transfer taxes with respect to the transfer and sale of Common Shares to it or to its order pursuant to the Amended Offer. If, however, payment of the purchase price is to be made to, or (in the circumstances permitted hereby) if Share Certificates representing Common Shares not tendered or accepted for payment are to be registered in the name of, any person other than the registered owner(s), or if tendered Share Certificates are registered in the name of any person other than the person signing this revised Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price if satisfactory evidence of the payment of such taxes, or exemption therefrom, is not submitted.
      Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificates listed in this revised Letter of Transmittal.
      7.     Special Payment and Delivery Instructions. If a check is to be issued in the name of, and/or Share Certificates representing Common Shares not tendered or accepted for payment are to be issued or returned to, a person other than the signer(s) of this revised Letter of Transmittal or if a check and/or such certificates are to be mailed to a person other than the signer(s) of this revised Letter of Transmittal or to an address other than that shown in the box titled “Description of Common Shares Tendered” above, the appropriate boxes on this revised Letter of Transmittal should be completed. Shareholders delivering Common Shares tendered hereby or by Agent’s Message by book-entry transfer may request that Common Shares not purchased be credited to an account maintained at DTC as such shareholder may designate in the box titled “Special Payment Instructions” herein. If no such instructions are given, all such Common Shares not purchased will be returned by crediting the same account at DTC as the account from which such Common Shares were delivered.
      8.     Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to the Information Agent at its address and telephone number set forth below or to your broker, dealer, commercial bank or trust company. Additional copies of the Supplement, the Offer to Purchase, this revised Letter of Transmittal, the revised (green) Notice of Guaranteed Delivery and other tender offer materials may be obtained from the Information Agent as set forth below, and will be furnished at Purchaser’s expense.
      9.     Backup Withholding. In order to avoid U.S. federal “backup withholding” at a rate of 28 percent with respect to cash received in exchange for Common Shares pursuant to the Amended Offer, a shareholder submitting Common Shares must (i) provide the Depositary with a properly completed Substitute Form W-9, included in this revised Letter of Transmittal, and sign such form under penalties of perjury, (ii) provide the Depositary with a properly completed IRS Form W-8BEN or other Form W-8, and sign such form under penalties of perjury or (iii) otherwise establish an exemption. IRS Form W-8BEN and other Forms W-8 are available from the Depositary or from the Internal Revenue Service web site, at http://www.irs.ustreas.gov. Please see “Important U.S. Federal Tax Information” below.
      10.     Lost, Destroyed, Mutilated or Stolen Share Certificates. If any Share Certificate has been lost, destroyed, mutilated or stolen, the shareholder should promptly notify the Company’s stock transfer agent, Computershare, 250 Royall St., Canton, MA 02021, Attention: Corporate Actions, Telephone 800-633-4236. The shareholder will then be instructed as to the steps that must be taken in order to replace the Share Certificate. This revised Letter of Transmittal and related documents cannot be processed until the procedure for replacing lost, mutilated or destroyed Share Certificates have been followed.
      11.     Waiver of Conditions. Subject to the terms and conditions set forth in “THE OFFER — Section 11. Conditions to the Amended Offer” in the Supplement, and the applicable rules and regulations of the Securities and Exchange Commission (the “Commission”), the conditions of the Amended Offer (other than the Minimum Tender Condition, as defined in the Offer to Purchase and the Supplement to the Offer to Purchase) may be waived by Purchaser in its discretion in whole or in part at any applicable time or from time to time prior to expiration of the Amended Offer, in each case subject to the applicable rules and regulations of the Commission.
      IMPORTANT: THIS REVISED (PINK) LETTER OF TRANSMITTAL OR THE ORIGINAL (YELLOW) LETTER OF TRANSMITTAL OR AN AGENT’S MESSAGE, TOGETHER WITH SHARE CERTIFICATES OR BOOK-ENTRY CONFIRMATION OR A PROPERLY COMPLETED AND DULY EXECUTED REVISED (GREEN) NOTICE OF GUARANTEED DELIVERY OR ORIGINAL (BLUE) NOTICE OF GUARANTEED DELIVERY AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE.

IMPORTANT U.S. FEDERAL TAX INFORMATION
      For the purpose of this summary, a “U.S. holder” is a holder of the Common Shares that is an individual who is a citizen or resident of the United States, a U.S. domestic corporation, or any other person that is subject to U.S. federal income tax on a net income basis in respect of its investment in the Common Shares. A “non-US holder” is a holder of the Common Shares who is not a U.S. holder.
      Under United States federal income tax laws, we are generally required to report any cash payment made to a holder of Common Shares surrendered in the Merger to you and to the United States Internal Revenue Service (“IRS”) and we may be required to “backup withhold” 28 percent of any such payment. To avoid such backup withholding, a U.S. holder whose Common Shares are submitted herewith should provide the Depositary a properly completed Substitute Form W-9, which is attached hereto, signed under penalties of perjury, including such shareholder’s current Taxpayer Identification Number (“TIN”) and other certifications. A U.S. holder of Common Shares is required to give the Depositary the social security number or employer identification number of the record owner of the Common Shares being submitted for payment in connection with the Amended Offer. If the Common Shares are in more than one name or are not in the name of the actual owner, please consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the holder does not have a TIN, the holder should write “Applied For” in the space provided for the TIN. In such case, the Depositary will retain 28 percent of all payments made to the holder, until such holder provides a TIN to the Depositary. If the holder does not provide the Depositary with a certified TIN within 60 days, the Depositary will remit such retained amounts to the IRS as backup withholding.
      Certain holders (including, among others, corporations and non-U.S. holders) are exempt from these backup withholding and reporting requirements. Exempt persons who are not non-U.S. holders are not subject to backup withholding and should indicate their exempt status on Substitute Form W-9 by entering their correct TIN, marking the appropriate box and signing and dating the Substitute Form W-9 in the space provided.
      A non-U.S. holder should submit to the Depositary the appropriate version of an IRS Form W-8, properly completed, including certification of such individual’s foreign status, and signed under penalty of perjury. Form W8BEN is the version of Form W-8 most likely to apply to foreign persons claiming exemption from backup withholding. Non-U.S. persons should carefully read the instructions to Form W-8BEN and, if applicable, complete the required information, sign and date the Form W-8BEN and return the form to the Depositary with the completed Letter of Transmittal. In certain cases, Form W-8BEN may not be the proper IRS form to be completed and returned, depending on the status of the foreign person claiming exemption from backup withholding. If you are a non-U.S. holder, you must complete and return the appropriate version of Form W-8. Form W-8BEN and other Forms W-8 are available from the Depositary or from the IRS web site, at http://www.irs.ustreas.gov.
      If the Depositary is not provided with a properly completed Substitute Form W-9 or an IRS Form W-8BEN or other Form W-8, the holder may be subject to a $50 penalty imposed by the IRS. In addition, the Depositary may be required to withhold 28 percent of any cash payment made to the holder with respect to Common Shares submitted in connection with the Amended Offer as backup withholding. Backup withholding is not an additional tax. Rather, the tax liability of a person subject to backup withholding may be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund from the IRS may be obtained.
      Please consult your accountant or tax advisor for further guidance regarding the completion of Substitute Form W-9, Form W-8BEN, or another version of Form W-8 to claim exemption from backup withholding, or contact the Depositary.

TO BE COMPLETED BY ALL TENDERING U.S. HOLDERS
(See Instruction 9)
PAYER: COMPUTERSHARE

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Request for Taxpayer Identification Number (TIN) and Certification	Name: Address: Check appropriate box: Individual/Sole Proprietor ☐ Corporation ☐ Partner ☐ Other (specify) ☐ Exempt from Backup Withholding ☐

Part I.  Please provide your taxpayer identification number in the space at right.
If awaiting TIN, write “Applied For” in space at right and complete
the Certificate of Awaiting Taxpayer Identification Number below.	SSN: Or EIN:

Part II. For Payees exempt from backup withholding, see the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” and complete as instructed therein.

Part III. CERTIFICATION
Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or, as indicated, I am waiting for a number to be issued to me); and
  (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
(3) I am a U.S. person (including a U.S. resident alien).
Certification instructions — You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because you have failed to report all interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

Signature: Date: 2006

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE
“APPLIED FOR” IN PART I
OF THIS SUBSTITUTE FORM W-9
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding the information I provided in Part III of the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), 28 percent of all payments made to me pursuant to this Amended Offer shall be retained until I provide a Tax Identification Number to the Payor and that, if I do not provide my Taxpayer Identification Number within sixty (60) days, such retained amounts shall be remitted to the IRS as backup withholding.
Signature:                                                                                                     Date:                                                                                          2006

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE AMENDED OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
      MANUALLY SIGNED FACSIMILE COPIES OF THE REVISED (PINK) OR ORIGINAL (YELLOW) LETTER OF TRANSMITTAL WILL BE ACCEPTED. THE REVISED (PINK) OR ORIGINAL (YELLOW) LETTER OF TRANSMITTAL, CERTIFICATES FOR SHARES AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT OR DELIVERED BY EACH SHAREHOLDER OF THE COMPANY OR SUCH SHAREHOLDER’S BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE TO THE DEPOSITARY AT ONE OF ITS ADDRESSES SET FORTH ON THE FIRST PAGE.

The Depositary for the Amended Offer is:

By Mail:	By Hand:	By Overnight Courier:
Computershare	Computershare	Computershare
Attn: Corp. Actions	Attn: Corp. Actions	Attn: Corp. Actions
PO Box 43014	250 Royall St.	250 Royall St.
Providence, RI 02940-3014	Canton, MA 02021	Canton, MA 02021
The Information Agent for the Amended Offer is:
501 Madison Avenue, 20th Floor
New York, New York 10022
Shareholders Call Toll-Free:
(877) 825-8730 (English speakers)
(877) 825-8777 (French speakers)
Banks & Brokers Call Collect: (212) 750-5833
The Dealer Managers for the Amended Offer are:

J.P. Morgan Securities Inc. 277 Park Avenue New York, NY 10172 Toll free: (800) 488-6809	BNP Paribas Securities Corp. The Equitable Tower, 787 Seventh Avenue New York, NY 10019 (212) 841-3204